Exhibit 10.2

PHILIP MORRIS INTERNATIONAL BENEFIT EQUALIZATION PLAN

Effective as of January 1, 2008
(As amended and in effect on August 6, 2012)

Exhibit 10.2

TABLE OF CONTENTS
Page No
ARTICLE I    DEFINITIONS     3
ARTICLE II    BENEFIT EQUALIZATION RETIREMENT ALLOWANCES AND
BENEFIT EQUALIZATION PROFIT-SHARING ALLOWANCES     15
ARTICLE III    FUNDS FROM WHICH ALLOWANCES ARE PAYABLE     23
ARTICLE IV    THE ADMINISTRATOR     24
ARTICLE V    AMENDMENT AND DISCONTINUANCE OF THE PLAN     25
ARTICLE VI    FORMS; COMMUNICATIONS     26
ARTICLE VII    INTERPRETATION OF PROVISIONS     27
ARTICLE VIII    CHANGE IN CONTROL PROVISIONS     28

i

Exhibit 10.2

PHILIP MORRIS INTERNATIONAL BENEFIT EQUALIZATION PLAN
The Philip Morris International Benefit Equalization Plan governs the rights of an Employee whose benefit under the Retirement Plan or the Profit-Sharing Plan, or both Qualified Plans, is subject to one or more of the Statutory Limitations, or to the nondiscrimination requirements of Section 401(a)(4) of the Code and the coverage requirements of Section 410(b) of the Code. The liabilities allocable to Employees, former employees and retired employees of the international tobacco operations conducted by the Company and the other Participating Companies have been transferred from the Benefit Equalization Plan maintained by Altria Corporate Services, Inc. to the Plan.
Employees who received target payments pursuant to a Supplemental Enrollment Agreement generally are not eligible to participate in the Plan with respect to services provided after December 31, 2004, but, instead, are eligible to accrue future benefits under a separate plan. It is intended that Grandfathered Benefit Equalization Retirement Allowances and Grandfathered Benefit Equalization Profit-Sharing Allowances with respect to Grandfathered Employees and Grandfathered Retired Employees (as well as their spouses and beneficiaries) not be subject to the requirements of Section 409A of the Code and that the Plan be interpreted and administered in accordance with this intention.
The Plan as hereinafter set forth shall be effective with respect to Employees who incur a Separation from Service on or after January 1, 2008, except as otherwise provided herein. The Plan will also be the source of benefits to former employees of Philip Morris International Inc. and its subsidiaries who terminated employment prior to January 1, 2008. The provisions of the Plan shall not be construed to change the time and form of payment of that portion of the Benefit Equalization Retirement Allowance (referred to as a Grandfathered Benefit Equalization Retirement Allowance) and that portion of the Benefit Equalization Profit-Sharing Allowance (referred to as a Grandfathered Benefit Equalization Profit-Sharing Allowance) considered deferred before January 1, 2005 (within the meaning of Final Regulation §1.409A-6(a)(2) and other provisions of the Final Regulations) of a Grandfathered Retired Employee.
The rights of a person whose Separation from Service or date of becoming an Inactive Participant is before January 1, 2008 shall be governed by the provisions of the plan in which he was a participant as in effect on his Separation from Service or date of becoming an Inactive Participant, as the case may be, except to the extent that the administrator of the plan has determined in his sole discretion to administer the plan in good faith compliance with Section 409A of the Code and any then published guidance and to not subject any Grandfathered Benefit Equalization Retirement Allowance and Grandfathered Benefit Equalization Profit-Sharing Allowance to Section 409A of the Code.
The Plan is comprised of three separate plans, programs or arrangements. Each plan shall be treated as a separate plan, program or arrangement from the other plans. One of the plans provides benefits to a Retired Employee (or his Spouse or other Beneficiary) solely in excess of the Section 415 Limitations; the second plan provides benefits to a Retired Employee (or his Spouse or other Beneficiary) attributable solely to the Compensation Limitation; and the third plan provides benefits to a Retired Employee (or his Spouse or other Beneficiary) because payment of the benefit from one or both of the Qualified Plans could result in a failure to meet

Exhibit 10.2

the nondiscrimination requirements of Section 401(a)(4) of the Code or the coverage requirements of Section 410(b) of the Code.

Exhibit 10.2

ARTICLE I
DEFINITIONS
The following terms as used herein and in the Preamble shall have the meanings set forth below. Any capitalized term used herein or in the Preamble and not defined below shall have the meaning set forth in the Retirement Plan or the Profit-Sharing Plan, as the context may require.
(a)“Actuarial Equivalent” shall mean a benefit which is at least equivalent in value to the benefit otherwise payable pursuant to the terms of the Plan, based on the actuarial principles and assumptions set forth in Exhibit I to the Retirement Plan.
(b)    “Allowance” or “Allowances” shall mean a Benefit Equalization Retirement Allowance, determined under ARTICLE IIA(1) of the Plan and a Benefit Equalization Profit-Sharing Allowance, determined under ARTICLE IIB of the Plan.
(c)    “Beneficiary” shall mean:
(i)    In the case of a Retired Employee who is to receive all or a portion of his Benefit Equalization Retirement Allowance after his Separation from Service in a Single Sum Payment pursuant to ARTICLE IIC(1)(a), ARTICLE IIC(1)(b) or ARTICLE IIC(1)(c)(z) of the Plan, but who dies after his Separation from Service and before such Single Sum Payment is made:
(1)if the Retired Employee is married on the date of his death, the Beneficiary of such Single Sum Payment shall be the Spouse to whom he was married on the date of death; and
(2)if the Retired Employee is not married on the date of his death, the Beneficiary of such Single Sum Payment shall be the Retired Employee’s estate.
An Employee or Retired Employee may designate any other person or persons as the Beneficiary who is to receive a Single Sum Payment of his Benefit Equalization Retirement Allowance in the event that he dies after his Separation from Service and before such Single Sum Payment is paid to him by timely filing a beneficiary designation form with the Administrator (or his delegate), provided, however, that if the Employee or Retired Employee is married on the date of the filing of such beneficiary designation form, his Spouse must consent, in writing before a notary public or a duly authorized representative of his Participating Company, to such designation.
(ii)    In the case of a Grandfathered Employee who is a Secular Trust Participant who has elected pursuant to ARTICLE IIC(2) of the Plan to receive after his Separation from Service that portion of his Benefit Equalization Retirement Allowance equal to the Grandfathered Benefit Equalization Retirement Allowance in the form of an Optional Payment described in

Exhibit 10.2

ARTICLE I(x)(i)(1) or (2) of the Plan, the person or persons designated by the Grandfathered Employee to receive (or who, pursuant to the terms of such Optional Payment, will receive) after his death a benefit according to the option elected by the Grandfathered Employee.
(iii)    In the case of an Employee or Retired Employee who has been credited with a Benefit Equalization Profit-Sharing Allowance and who dies prior to the payment of such Benefit Equalization Profit-Sharing Allowance (or prior to the payment of the then remaining balance of such Benefit Equalization Profit-Sharing Allowance in the case of a Grandfathered Employee who has elected pursuant to ARTICLE IID(3) of the Plan to receive that portion of his Benefit Equalization Profit-Sharing Allowance equal to the Grandfathered Benefit Equalization Profit-Sharing Allowance in the form of an Optional Payment described in ARTICLE I(x)(ii) of the Plan):
(1)if the Employee or Retired Employee is married on the date of his death, the Beneficiary of such Benefit Equalization Profit-Sharing Allowance shall be the Spouse to whom he was married on the date of death; and
(2)if the Employee or Retired Employee is not married on the date of his death, the Beneficiary of such Benefit Equalization Profit-Sharing Allowance shall be the Employee’s or Retired Employee’s estate.
An Employee or Retired Employee may designate any other person or persons (including a trust created by the Employee or Retired Employee during his lifetime or by will) as Beneficiary of his Benefit Equalization Profit-Sharing Allowance in the event of his death by timely filing a beneficiary designation form with the Administrator (or his delegate), provided, however, that if the Employee or Retired Employee is married on the date of the filing of such beneficiary designation form, his Spouse must consent, in writing before a notary public or a duly authorized representative of his Participating Company, to such designation.
(d)    “Benefit Equalization Joint and Survivor Allowance” shall mean the total amount that would be payable during a twelve (12) month period as a reduced Benefit Equalization Retirement Allowance to a Retired Employee for life and after his death the amount payable to his Spouse for life equal to one-half of the reduced Benefit Equalization Retirement Allowance payable to the Retired Employee (regardless of whether such form of benefit was available to such Retired Employee and his Spouse), which together shall be the Actuarial Equivalent of the Benefit Equalization Retirement Allowance of the Retired Employee.
(e)    “Benefit Equalization Profit-Sharing Allowance” or “Profit-Sharing Allowance” shall mean the benefit determined under ARTICLE IIB of the Plan and payable at the times and in the forms set forth in ARTICLE IID of the Plan. The Benefit Equalization Profit-Sharing Allowance shall be comprised of the Grandfathered Benefit Equalization Profit-Sharing Allowance, if any, and the remaining portion of such Allowance.

Exhibit 10.2

(f)    “Benefit Equalization Retirement Allowance” shall mean the benefit determined under ARTICLE IIA of the Plan and payable at the times and in the forms set forth in ARTICLE IIC of the Plan. The Benefit Equalization Retirement Allowance shall be comprised of the Grandfathered Benefit Equalization Retirement Allowance, if any, and the remaining portion of such Allowance.
(g)    “Benefit Equalization Survivor Allowance” shall mean the benefit payable to:
(i)    the Spouse of a Deceased Employee; and
(ii)    the Spouse of a deceased Retired Employee;
in an amount equal one-half of the reduced Benefit Equalization Retirement Allowance which would have been payable in the form of a Benefit Equalization Joint and Survivor Allowance to the Deceased Employee or deceased Retired Employee (regardless of whether such form of benefit was available to such Deceased Employee or deceased Retired Employee).
(h)    “Benefits Committee” shall mean the Philip Morris International Benefits Committee.
(i)    “BEP Benefit Commencement Date” shall mean the date on which the benefit to which the recipient is entitled to is paid or commences to be paid pursuant to the application filed in accordance with ARTICLE IIE of the Plan, or if no such application is filed, in accordance with the terms of the Plan as determined in the sole discretion of the Administrator. All such Allowances not paid in a Single Sum Payment are paid in arrears so that the actual date of payment shall be the first day of the calendar month next succeeding the BEP Benefit Commencement Date.
(1)    (i)    Except as provided in clauses (ii), (iii) and (iv) of this ARTICLE I(i)(1) of the Plan, the BEP Benefit Commencement Date of the Benefit Equalization Retirement Allowance shall be the Payment Date, but not later than the Latest Payment Date; provided, however, that the Grandfathered Benefit Equalization Retirement Allowance payable with respect to a Grandfathered Employee shall be payable at the time such Allowance was payable under the terms of the Plan as in effect on October 3, 2004, taking into account any Optional Payment Election that may be made, and no provision of this ARTICLE I(i)(1) changes the time at which such Allowance is payable.
(ii)    (A)    Except as provided in clauses (B) and (C) of this ARTICLE I(i)(1)(ii), the BEP Benefit Commencement Date of that portion of a Benefit Equalization Retirement Allowance that is the Grandfathered Benefit Equalization Retirement Allowance payable in the form of an Optional Payment pursuant to an election under ARTICLE IIC(2) of the Plan to a Grandfathered Retired Employee who is a Secular Trust Participant shall be the Benefit Commencement Date of the Grandfathered Retired Employee’s Full, Deferred or Early Retirement Allowance under the Retirement Plan.

Exhibit 10.2

(B)    The BEP Benefit Commencement Date of that portion of a Benefit Equalization Retirement Allowance that is the Grandfathered Benefit Equalization Retirement Allowance payable in the form of an Optional Payment with respect to a Grandfathered Retired Employee who voluntarily retires within the one (1) year period following the date of the filing of his application for an Optional Payment with the Administrator pursuant to ARTICLE IIC(2) of the Plan, or whose employment is terminated for misconduct (as determined by the Benefits Committee) within such one (1) year period, shall be the first day of the month following the expiration of the one (1) year period following the date of the filing of his application for an Optional Payment.
(C)    The BEP Benefit Commencement Date of the benefit payable pursuant to ARTICLE IIC(2)(e) of the Plan to the Beneficiary of a Grandfathered Retired Employee who died after his Date of Retirement and prior to his BEP Benefit Commencement Date shall be the first day of the month following the death of the deceased Grandfathered Retired Employee.
(iii)    The BEP Benefit Commencement Date of that portion of a Benefit Equalization Retirement Allowance that is the Grandfathered Benefit Equalization Retirement Allowance payable to a Grandfathered Retired Employee who is only eligible for a Vested Retirement Allowance at his Separation from Service shall be the Benefit Commencement Date of the Retired Employee’s Vested Retirement Allowance under the Retirement Plan.
(iv)    The BEP Benefit Commencement Date of any Benefit Equalization Retirement Allowance described in ARTICLE IIA(1)(f) shall be the benefit commencement date of such Allowance as set forth in the General Release Agreement; provided, however, that if no time of payment is specified, the BEP Benefit Commencement Date shall be the Payment Date, but no later than the 15th day of the third month following the end of the Employee’s Participating Company first taxable year in which the right is no longer subject to a substantial risk of forfeiture; provided, however, that no such Benefit Equalization Retirement Allowance shall change either the time or form of payment of the Benefit Equalization Retirement Allowance (including a Grandfathered Benefit Equalization Retirement Allowance) otherwise payable pursuant to the terms of the Plan.
(2)    (A)    Except as provided in clause (B) of this ARTICLE I(i)(2), the BEP Benefit Commencement Date of the Benefit Equalization Profit-Sharing Allowance shall be the Payment Date, but not later than the Latest Payment Date; provided, however, that the Grandfathered Benefit Equalization Profit-Sharing Allowance payable with respect to a Grandfathered Employee shall be payable at the time such Allowance was payable under the terms of the Plan as in effect on October 3, 2004, taking into account any Optional Payment Election that may be made, and no provision of this ARTICLE I(i)(2) shall change the time at which such Allowance is payable.
(B)    The BEP Benefit Commencement Date of that portion of a Benefit Equalization Profit-Sharing Allowance that is the Grandfathered Benefit Equalization Profit-Sharing Allowance that is payable in the form of an Optional Payment pursuant to

Exhibit 10.2

an election under ARTICLE IID(3) of the Plan to a Grandfathered Retired Employee who is a Secular Trust Participant shall be the date specified in the application.
(3)    (A)    Except as provided in clause (B) of this ARTICLE I(i)(3), the BEP Benefit Commencement Date of the Benefit Equalization Survivor Allowance payable to the Spouse of a Deceased Employee or deceased Retired Employee shall be the Survivor Allowance Payment Date, but not later than the Survivor Allowance Latest Payment Date; provided, however, that the portion of the Benefit Equalization Survivor Allowance that is derived from the Grandfathered Benefit Equalization Retirement Allowance payable with respect to a Grandfathered Employee shall be payable at the time such Allowance was payable under the terms of the Plan as in effect on October 3, 2004, and no provision of this ARTICLE I(i)(3) changes the time at which such Allowance is payable.
(B)    The BEP Benefit Commencement Date of that portion of the Benefit Equalization Survivor Allowance that is derived from the Grandfathered Benefit Equalization Retirement Allowance that is payable to:
(1)    the Spouse of a Grandfathered Deceased Employee; or
(2)    the Spouse of a deceased Grandfathered Retired Employee,
shall, in each case, be the Benefit Commencement Date of the Survivor Allowance payable to such Spouse under the Retirement Plan, provided that the Spouse may elect in accordance with the provisions of ARTICLE II, A5(c) or (f) of the Retirement Plan, as applicable to the Spouse, that the BEP Benefit Commencement Date be the first day of any month thereafter, but not later than the later of (i) the first day of the second calendar month following the month in which the Grandfathered Deceased Employee or deceased Grandfathered Retired Employee died (or if his date of birth was on the first day of a calendar month, the first day of the calendar month next following the calendar month in which the Grandfathered Deceased Employee or deceased Grandfathered Retired Employee died), or (ii) the date that would have been the Grandfathered Deceased Employee’s or deceased Grandfathered Retired Employee’s Unreduced Early Retirement Benefit Commencement Date.
(j)     “Change in Circumstance” shall mean, with respect to a Grandfathered Employee or Grandfathered Retired Employee who is a Secular Trust Participant:
(1)the marriage of the Grandfathered Employee or Grandfathered Retired Employee;
(2)the divorce of the Grandfathered Employee or Grandfathered Retired Employee from his spouse (determined in accordance with applicable state law), provided:
(A)such spouse was the Beneficiary who is to receive an Optional Payment, or
(B)the Grandfathered Employee or Grandfathered Retired Employee elected pursuant to ARTICLE IIC(2) of the Plan to receive an Optional Payment pursuant to ARTICLE (x)(i)(1) of the Plan;

Exhibit 10.2

(3)the death of the Beneficiary designated by the Grandfathered Employee or Grandfathered Retired Employee to receive an Optional Payment after the death of the Grandfathered Retired Employee; or
(4)a medical condition of the Beneficiary, based on medical evidence satisfactory to the Administrator, which is expected to result in the death of the Beneficiary within five (5) years of the filing of an application for change in Optional Payment method pursuant to ARTICLE IIC(2) or ARTICLE IID(3) hereof.
(k)    “Company” shall mean PMI Global Services Inc. PMI Global Services Inc. is the sponsor of the Plan.
(l)     “Compensation” shall have the same meaning as in the Retirement Plan
(m)    “Compensation Limitation” shall mean the limitation of Section 401(a)(17) of the Code on the annual compensation of an Employee which may be taken into account under the Qualified Plans.
(n)    “Earned and Vested” shall mean, when referring to an Allowance or any portion of an Allowance, an amount that, as of January 1, 2005, is not subject to a substantial risk of forfeiture (as defined in Treasury Regulation §1.83-3(c)) or a requirement to perform future services.
(o)     “Employee” shall mean any person employed by a Participating Company who has accrued a benefit under the Retirement Plan or the Profit-Sharing Plan, but whose entire accrued benefit, if computed without regard to the Statutory Limitations, cannot be paid under the Retirement Plan or Profit-Sharing Plan, or both Qualified Plans, as a result of the Statutory Limitations, provided that an Employee shall not include:
(i)    an EPF Employee; or
(ii)    effective on and after January 1, 2005, a TP Employee; provided, however, that nothing shall deprive such employee of any Grandfathered Benefit Equalization Retirement Allowance and Grandfathered Benefit Equalization Profit-Sharing Allowance earned prior to January 1, 2005.
(p)     “Grandfathered Benefit Equalization Joint and Survivor Allowance” shall mean the total amount that would be payable during a twelve (12) month period as a reduced Grandfathered BenefitEqualization Retirement Allowance to a Grandfathered Retired Employee for life and after his death the amount payable to his Spouse for life equal to one-half of the reduced Grandfathered Benefit Equalization Retirement Allowance payable to the Grandfathered Retired Employee, which together shall be the Actuarial Equivalent of the Grandfathered Benefit Equalization Retirement Allowance of the Grandfathered Retired Employee.
(q)     “Grandfathered Benefit Equalization Optional Payment Allowance” shall mean, with respect to a Grandfathered Retired Employee who is a Secular Trust Participant, that portion of his Benefit Equalization Retirement Allowance that is the Grandfathered Benefit

Exhibit 10.2

Equalization Retirement Allowance and equal to the total amount payable during a twelve (12) month period in accordance with one of the payment methods described in ARTICLE II, A4(d) of the Retirement Plan and designated by the Grandfathered Retired Employee in his application for an Optional Payment under ARTICLE IIC(2) of the Plan, pursuant to which the Grandfathered Retired Employee receives for life after his Date of Retirement a reduced Grandfathered Benefit Equalization Retirement Allowance in equal monthly payments for life and after his death after his Date of Retirement his Beneficiary receives for life a benefit in equal monthly payments according to the option elected by the Grandfathered Retired Employee, which together shall be the Actuarial Equivalent of the Grandfathered Benefit Equalization Retirement Allowance payable in equal monthly payments for the life of the Grandfathered Retired Employee after his Date of Retirement.
(r)     “Grandfathered Benefit Equalization Profit-Sharing Allowance” shall mean that portion of a Grandfathered Retired Employee’s Benefit Equalization Profit-Sharing Allowance as of December 31, 2004, the right to which is Earned and Vested as of December 31, 2004, plus any future contributions to the account, the right to which was Earned and Vested as of December 31, 2004, but only to the extent such contributions are actually made, plus earnings (whether actual or notional) attributable to such Grandfathered Benefit Equalization Profit-Sharing Allowance as of December 31, 2004, or to such income.
(s)    “Grandfathered Benefit Equalization Retirement Allowance” shall mean the present value of that portion (or all) of the Benefit Equalization Retirement Allowance earned to December 31, 2004 to which the Grandfathered Employee or Retired Grandfathered Employee would have been entitled under the Plan if he had voluntarily terminated services without cause on or before December 31, 2004 and received payment of such benefit on the earliest permissible date following termination of employment in the form with the greatest value, expressed for purposes of this calculation as a single life annuity commencing at age 65; provided, however, that for any subsequent year such Grandfathered Benefit Equalization Retirement Allowance may increase to equal the present value of such portion of his benefit the Grandfathered Employee or Grandfathered Retired Employee actually becomes entitled to, in the form and at the time actually paid, determined in accordance with the terms of the Plan (including applicable Statutory Limitations) as in effect on October 3, 2004, without regard to any further services rendered by the Grandfathered Employee or Grandfathered Retired Employee after December 31, 2004, or any other events affecting the amount of or the entitlement to benefits (other than an election with respect to the time and form of an available benefit). In computing the Grandfathered Benefit Equalization Retirement Allowance of a Grandfathered Employee who is eligible for an Early Retirement Allowance, whether reduced or unreduced (but is not eligible for a Full or Deferred Retirement Allowance) under the Retirement Plan as of the Grandfathered Employee’s Separation from Service or, in the discretion of the Administrator, the end of the Grandfathered Employee’s policy severance, such Grandfathered Benefit Equalization Retirement Allowance shall be the Actuarial Equivalent of the Grandfathered Employee’s Grandfathered Benefit Equalization Retirement Allowance, computed as though such benefit were payable under the terms of the Retirement Plan in the form of a Retirement Allowance commencing on the first day of the month coincident with or next following the Grandfathered Employee’s Separation from Service or, in the discretion of the Administrator, the end of the Grandfathered Employee’s policy severance; provided, however, that solely for purposes of

Exhibit 10.2

determining the early retirement factor to be applied in determining the Actuarial Equivalent of such benefit, the earliest date on which the Grandfathered Employee shall be treated as being entitled to an unreduced benefit under the Retirement Plan for purposes of Exhibit I to the Retirement Plan shall be the earliest date on which the Grandfathered Employee would have been entitled to an unreduced benefit if the Grandfathered Employee had voluntarily terminated employment on December 31, 2004.
(t)    “Grandfathered Deceased Employee” shall mean a Grandfathered Employee who died while he was an Employee at a time when he had a nonforfeitable right to any portion of his Benefit Equalization Retirement Allowance.
(u)    “Grandfathered Employee” shall mean:
(i)    A Grandfathered Employee who is eligible for a Grandfathered Benefit Equalization Retirement Allowance that was Earned and Vested; or
(ii)    A Grandfathered Employee who is eligible for a Grandfathered Benefit Equalization Profit-Sharing Allowance,
and who, in either instance, is a participant in the executive trust or is a Secular Trust Participant.
(v)     “Grandfathered Retired Employee” shall mean:
(i)    a Retired Employee who is eligible for a Grandfathered Benefit Equalization Retirement Allowance that was Earned and Vested; and
(ii)    a Retired Employee who is eligible for a Grandfathered Benefit Equalization Profit-Sharing Allowance.
(w)     “Latest Payment Date” shall mean the later of:
(i)    December 31st of the year in which the Payment Date occurs, and
(ii)    the fifteenth day of the third month following the Payment Date.
(x)    “Optional Payment” shall mean:
(i)    the following optional forms in which that portion of a Benefit Equalization Retirement Allowance that is the Grandfathered Benefit Equalization Retirement Allowance of a Grandfathered Retired Employee who is a Secular Trust Participant may be paid:
(1)    in equal monthly payments for the life of the Grandfathered Retired Employee,

Exhibit 10.2

(2)	a Grandfathered Benefit Equalization Joint and Survivor Allowance, or

(3)	a Grandfathered Benefit Equalization Optional Payment Allowance, and
(ii)    in the case of that portion of a Benefit Equalization Profit-Sharing Allowance that is the Grandfathered Benefit Equalization Profit-Sharing Allowance of a Grandfathered Employee or Grandfathered Retired Employee, any of the methods of distribution permitted under ARTICLE VII of the Profit-Sharing Plan (other than a Single Sum Payment payable at the Benefit Commencement Date described in ARTICLE I(i)(2)(A) of the Plan) and in the event the Grandfathered Employee or Grandfathered Retired Employee dies before distribution of that portion of his Benefit Equalization Profit-Sharing Allowance that is the Grandfathered Benefit Equalization Profit-Sharing Allowance is made, commences to be made or is fully distributed, to his Beneficiary in accordance with the method of distribution designated by such Grandfathered Employee or Grandfathered Retired Employee; provided, however, that payment to a Beneficiary who is not the Spouse of the Grandfathered Employee or Grandfathered Retired Employee shall be made no later than one (1) year following the death of the Grandfathered Employee or Grandfathered Retired Employee.
Any election to receive an Optional Payment with respect to any Allowance or Allowances under the Plan shall be independent of any election with respect to benefits payable under the Retirement Plan, the Profit-Sharing Plan, or any other plan of a member of the Controlled Group.
(y)    “Payment Date” shall mean the first day of the third calendar month following the month in which the Employee Separates from Service; provided, however, that in all cases of a Separation from Service other than on account of death, the Payment Date in the case of a Specified Employee shall be the first day of the calendar month following the date that is six (6) months following the date that such Specified Employee Separates from Service.
(z)    “Plan” shall mean the Philip Morris International Benefit Equalization Plan described herein and in any amendments hereto.
(aa)    “Profit-Sharing Plan” shall mean the Philip Morris International Deferred Profit-Sharing Plan, effective January 1, 2008, and as amended from time to time.
(bb)    “Qualified Plans” shall mean the Retirement Plan and the Profit-Sharing Plan.
(cc)    “Retired Employee” shall mean a former Employee who is eligible for or in receipt of, an Allowance. A Retired Employee shall cease to be such when he has received all of the Allowances payable to him under the Plan.

Exhibit 10.2

(dd)     “Retirement Plan” shall mean the Philip Morris International Retirement Plan, effective as of January 1, 2008, and as amended from time to time.
(ee)    “Section 415 Limitations” shall mean:
(i)    in the case of the Retirement Plan, the limitations on benefits applicable to defined benefit plans set forth in Section 415 of the Code and the Treasury Regulations promulgated thereunder, and
(ii)    in the case of the Profit-Sharing Plan, the limitations on contributions applicable to defined contribution plans set forth in Section 415 of the Code and the Treasury Regulations promulgated thereunder.
(ff)    “Secular Trust Participant” shall mean a Grandfathered Employee who is a participant in the secular trust arrangement.
(gg)    “Separation from Service”, “Separates from Service” or “Separated from Service” shall each have the same meaning as the term “separation from service” in Treasury Regulation §1.409A-1(h)(1); provided, however, that with respect to the payment of any Grandfathered Allowance that is not subject to Section 409A of the Code, such terms shall mean the date that the Employee terminated his services as an Employee with his Participating Company and each other member of the Controlled Group.
(hh)    “Single Sum Payment” shall mean payment of a benefit or portion of a benefit in a single payment to a Retired Employee, or to the Spouse or other Beneficiary of an Employee, Deceased Employee or deceased Retired Employee. A Single Sum Payment shall be (i) the Actuarial Equivalent of the (or portion of the) Benefit Equalization Retirement Allowance payable in equal monthly payments during a twelve (12) month period for the life of the Retired Employee, and (ii) the Actuarial Equivalent of the (or portion of the) Benefit Equalization Survivor Allowance payable in equal monthly payments during a twelve (12) month period for the life of the Spouse of the Deceased Employee or deceased Retired Employee, in each case using the actuarial principles and assumptions set forth in Exhibit A to the Plan; provided, however, that a Single Sum Payment with respect to a Grandfathered Employee who is a Secular Trust Participant shall equal the greater of (i) the amount determined pursuant to the foregoing provisions of this ARTICLE I(hh) and (ii) the amount required to purchase a single life annuity (or, for purposes of Appendix 2, a Benefit Equalization Joint and Survivor Allowance) equal to the benefit otherwise identified under the Plan from a licensed commercial insurance company, as determined in the sole discretion of the Administrator.
(i)    A Single Sum Payment shall be the exclusive form of distribution of the Benefit Equalization Retirement Allowance, except with respect to:
(1)that portion of the Benefit Equalization Retirement Allowance derived solely from the Grandfathered Benefit Equalization Retirement Allowance and that is payable to a Grandfathered Retired Employee who

Exhibit 10.2

is only eligible for a Vested Retirement Allowance at his Separation from Service; and
(2)that portion of the Benefit Equalization Retirement Allowance derived solely from the Grandfathered Benefit Equalization Retirement Allowance and that is payable to a Grandfathered Retired Employee who is a Secular Trust Participant who has timely elected to receive after his Date of Retirement that portion of his Benefit Equalization Retirement Allowance equal to the Grandfathered Benefit Equalization Retirement Allowance in the form of an Optional Payment pursuant to ARTICLE IIC(2) of the Plan and which election does not cease to be of any force and effect pursuant to ARTICLE IIC(2) hereof.
(ii)    A Single Sum Payment shall be the exclusive form of distribution of the Benefit Equalization Survivor Allowance, except with respect to that portion of the Benefit Equalization Survivor Allowance derived solely from the Grandfathered Benefit Equalization Retirement Allowance payable to the Spouse of a Grandfathered Deceased Employee or the Spouse of a deceased Grandfathered Retired Employee.
(iii)    A Single Sum Payment shall be the exclusive form of distribution of the Benefit Equalization Profit-Sharing Allowance, except with respect to that portion of the Benefit Equalization Profit-Sharing Allowance derived solely from the Grandfathered Benefit Equalization Profit-Sharing Allowance payable to a Grandfathered Retired Employee who has timely elected to receive after his Date of Retirement that portion of his Benefit Equalization Profit-Sharing Allowance equal to the Grandfathered Benefit Equalization Profit-Sharing Allowance in the form of an Optional Payment pursuant to ARTICLE IID(3) of the Plan.
(ii)    “Specified Employee” shall have the meaning given in Treasury Regulation §1.409A-1(i).
(jj)    “Statutory Limitations” shall mean:
(i)    the Section 415 Limitations, and
(ii)    the Compensation Limitation.
(kk)     “Survivor Allowance Latest Payment Date” shall mean the later of:
(i)    December 31st of the year in which the Survivor Allowance Payment Date occurs, and
(ii)    the fifteenth day of the third month following the Survivor Allowance Payment Date.

Exhibit 10.2

(ll)    “Survivor Allowance Payment Date” shall mean the first day of the third calendar month following the month in which the Deceased Employee or deceased Retired Employee died.
(mm)    “TP Employee” shall mean a Grandfathered Employee who has elected to participate in the target payment arrangement.
The masculine pronoun shall include the feminine pronoun unless the context clearly requires otherwise.

Exhibit 10.2

ARTICLE II
BENEFIT EQUALIZATION RETIREMENT ALLOWANCES AND BENEFIT EQUALIZATION PROFIT-SHARING ALLOWANCES

A.	Benefit Equalization Retirement Allowances and other benefits payable under this Plan shall be as follows:
(1)    (a)    Subject to the provisions of subparagraphs (c), (d) and (e) of this ARTICLE IIA(1), the Benefit Equalization Retirement Allowance with respect to a Retired Employee (other than a Grandfathered Employee who is a TP Employee) shall equal the sum of (i) and (ii) below:
(i)    the amount by which the Retirement Allowance under the Retirement Plan accrued to the Date of Retirement, if computed without regard to the Statutory Limitations, exceeds the amount of the Retirement Allowance actually payable under the Retirement Plan, plus
(ii)    in the case of a Retired Employee who is eligible to receive an enhanced benefit under the Qualified Plan (such as a benefit payable pursuant to a voluntary early retirement program or a shutdown benefit), but whose additional accrued benefit resulting solely from participation in such program or benefit may not be paid from the Qualified Plan because of the nondiscrimination requirements of Section 401(a)(4) of the Code, or the coverage requirements of Section 410(b) of the Code, the amount of such additional accrued benefit payable to such Retired Employee solely as a result of his participation in such program or benefit.
(b)Subject to the provisions of subparagraphs (c), (d) and (e) of this ARTICLE IIA(1), the Benefit Equalization Retirement Allowance with respect to a Grandfathered Retired Employee who is a TP Employee shall equal the Grandfathered Benefit Equalization Retirement Allowance.
(c)In no event shall any increase in a Grandfathered Employee’s Benefit Equalization Retirement Allowance resulting from an amendment to the Retirement Plan to add or remove a subsidized benefit change the time and form of payment of the Benefit Equalization Retirement Allowance earned prior to the date of such amendment.
(d)In the event that all or any portion of the Benefit Equalization Retirement Allowance with respect to the Retired Employee described in ARTICLE IIA(1)(a) or (b) is paid in a Single Sum Payment in accordance with the provisions of ARTICLE IIC prior to the Retired Employee’s Benefit Commencement Date under the Retirement Plan, the amount of such Benefit Equalization Retirement Allowance shall equal the amount by which the Retirement Allowance under the Retirement Plan accrued to the Date of Retirement, if computed without regard to the Statutory Limitations, is reasonably

Exhibit 10.2

estimated by the Administrator to exceed the amount of the Retirement Allowance which is projected by the Administrator to be actually payable under the Retirement Plan.

(e)In the event that all or any portion of the Benefit Equalization Retirement Allowance with respect to a Retired Employee described in ARTICLE IIA(1)(a) or (b) of the Plan is paid in a Single Sum Payment in accordance with the provisions of ARTICLE IIC prior to the date the Retired Employee shall have specified on his application for retirement as the Benefit Commencement Date of his Retirement Allowance under the Retirement Plan, the Single Sum Payment shall be calculated based on the assumption that the Retired Employee elected to receive a Retirement Allowance at his Unreduced Early Retirement Benefit Commencement Date or Unreduced Vested Retirement Benefit Commencement Date, as applicable to the Retired Employee.
(f)If, as a result of the execution of a General Release Agreement (and not revoking it), (A) an Employee first obtains a legally binding right to payment of an increase in his Benefit Equalization Retirement Allowance, (B) as of the first date the Employee obtains a legally binding right to such increase it is subject to a substantial risk of forfeiture (within the meaning of Treasury Regulation §1.409A-1(d)), then the amount of such increase in the Benefit Equalization Retirement Allowance with respect to such Employee shall be the amount as set forth in the General Release Agreement and shall be payable at the BEP Benefit Commencement Date specified in ARTICLE I(i)(1)(iv), provided, however, that no such increase in an Employee’s Benefit Equalization Allowance shall change either the time or form of payment of the Grandfathered Benefit Equalization Retirement Allowance of a Grandfathered Employee otherwise payable pursuant to the terms of the Plan. The provisions of this paragraph are in lieu of and not in addition to the benefits provided pursuant to the provisions of ARTICLE IIA(1)(a)(ii) of the Plan.
(2)    The Spouse of:
(i)    a Deceased Employee; or
(ii)    a deceased Retired Employee (other than a Grandfathered Retired Employee who is a Secular Trust Participant who made an election for a Grandfathered Benefit Equalization Optional Payment Allowance and designated a Beneficiary other than his Spouse and or is described in clause (iii) hereof) who has died after his Date of Retirement and before his BEP Benefit Commencement Date; or
(iii)     a Grandfathered Retired Employee who is a Secular Trust Participant whose request for an Optional Payment pursuant to ARTICLE I(x)(i)(1) or (2) of the Plan with respect to that portion of his Benefit Equalization Retirement Allowance that is the Grandfathered Benefit Equalization Allowance has been granted by the Administrator, but who has died after his Date of Retirement and before his BEP Benefit Commencement Date,

Exhibit 10.2

shall, in each case, be eligible to receive a Benefit Equalization Survivor Allowance; provided, however, that no such Allowance shall be paid to the Spouse of a Retired Employee if a Single Sum Payment is payable to a Beneficiary of the Retired Employee pursuant to ARTICLE IIC(1)(a), and no such Allowance shall be paid to the Spouse of a Grandfathered Retired Employee if a Single Sum Payment is payable to a Beneficiary of the Grandfathered Retired Employee pursuant to ARTICLE IIC(1)(b) or ARTICLE IIC(2)(f).
(3)    Notwithstanding any other terms of the Plan to the contrary other than ARTICLE V, the Administrator shall have the authority to enter into an agreement to provide a supplemental Benefit Equalization Retirement Allowance to the former General Manager NL, Philip Morris Holland BV who retired in 2010, which shall be in addition to any Benefit Equalization Retirement Allowance otherwise determined under the terms of this ARTICLE IIA. The agreement to provide such supplemental Benefit Equalization Retirement Allowance, if any, (a) shall specify the amount, the commencement date and the form of the supplemental Benefit Equalization Retirement Allowance, all of which shall be irrevocable as of the effective date of such agreement, and (b) shall be incorporated herein by reference as of the date it becomes effective. The form of payment of any supplemental Benefit Equalization Retirement Allowance may include a monthly benefit payable for life. The amount and timing of the payment of any supplemental Benefit Equalization Retirement Allowance shall not affect the amount or timing of the payment of any other Benefit Equalization Retirement Allowance otherwise determined under the terms of this ARTICLE IIA.

B.	Benefit Equalization Profit-Sharing Allowances payable under this Plan shall be as follows:
(1)    (a)    The Benefit Equalization Profit-Sharing Allowance of a Retired Employee(other than a Grandfathered Employee who is a TP Employee) shall equal the amounts which would have been credited, but were not credited to his Company Account as a result of the Statutory Limitations.
(b)    The Benefit Equalization Profit-Sharing Allowance of a Grandfathered Employee who is a TP Employee shall equal the Grandfathered Benefit Equalization Profit-Sharing Allowance.
(2)    All such amounts shall be deemed to have been invested in Part A of the Fund (as defined in the Profit-Sharing Plan) and valued in accordance with the provisions of the Profit-
Sharing Plan.

C.	BEP Benefit Commencement Date and termination of Benefit Equalization Retirement Allowances payable in the form of an Optional Payment:
(1)    (a)    The Benefit Equalization Retirement Allowance payable pursuant to ARTICLE IIA(1)(a) of the Plan shall be distributed to a Retired Employee who is not a Grandfathered Retired Employee in a Single Sum Payment on the BEP Benefit Commencement Date specified in ARTICLE I(i)(1)(i) of the Plan. If a Retired Employee described in ARTICLE IIA(1)(a) dies after his Date of Retirement and before payment of his Benefit Equalization Retirement Allowance is paid in a Single Sum Payment, his

Exhibit 10.2

Beneficiary shall receive a Single Sum Payment on the Benefit Commencement Date specified in ARTICLE I(i)(1)(i) of the Plan.
(b)    The Benefit Equalization Retirement Allowance payable pursuant to ARTICLE IIA(1)(a) or (b) of the Plan shall be distributed to a Grandfathered Retired Employee who is eligible for an Early, Full or Deferred Retirement Allowance at his Separation from Service in a Single Sum Payment on the BEP Benefit Commencement Date specified in ARTICLE I(i)(1)(i) of the Plan, unless, in the case of a Grandfathered Retired Employee who is a Secular Trust Participant, the Administrator has approved the election of the Grandfathered Retired Employee to have distribution of that portion of his Benefit Equalization Retirement Allowance that is the Grandfathered Benefit Equalization Retirement Allowance made in the form of an Optional Payment, in which case the BEP Benefit Commencement Date of his Grandfathered Benefit Equalization Retirement Allowance made in the form of an Optional Payment shall be as specified in ARTICLE I(i)(1)(ii)(A) or ARTICLE I(i)(1)(ii)(B) of the Plan, as applicable to the Grandfathered Retired Employee. If a Grandfathered Retired Employee described in ARTICLE IIA(1)(a) or (b) of the Plan who is eligible for an Early, Full or Deferred Retirement Allowance at his Separation from Service dies after his Date of Retirement and before payment of his Benefit Equalization Retirement Allowance in a Single Sum Payment, his Beneficiary shall receive a Single Sum Payment on the BEP Benefit Commencement Date specified in ARTICLE I(i)(1)(i) of the Plan, provided, however, that the Administrator has not granted the Grandfathered Retired Employee’s application to receive an Optional Payment.
(c)    The Benefit Equalization Retirement Allowance payable pursuant to ARTICLE IIA(1)(a) or (b) of the Plan shall be distributed to a Grandfathered Retired Employee who is only eligible for a Vested Retirement Allowance at his Separation from Service, as follows:
(y)    that portion of the Benefit Equalization Retirement Allowance that is the Grandfathered Benefit Equalization Allowance shall be distributed in accordance with the Grandfathered Retired Employee’s BEP Benefit Commencement Date described in ARTICLE I(i)(1)(iii) of the Plan and shall be paid in the same form of Optional Payment which the Grandfathered Retired Employee’s Vested Retirement Allowance is paid from the Retirement Plan; and
(z)    that portion of the Benefit Equalization Retirement Allowance that is not the Grandfathered Benefit Equalization Allowance shall be distributed to the Retired Employee in a Single Sum Payment on Benefit Commencement Date specified in ARTICLE I(i)(1)(i) of the Plan. The amount of the Benefit Equalization Retirement Allowance to be distributed in a Single Sum Payment pursuant to this ARTICLE IIC(1)(c)(z) of the Plan shall equal the present value of such Allowance that would be payable to the Grandfathered Retired Employee as of the date he will attain the age of sixty-five (65). The present value of such Benefit Equalization Retirement Allowance shall be determined as of the first day of the month following the month in which the Grandfathered Retired Employee Separated from Service (or died, in the case of a payment to the Spouse of the deceased Grandfathered Retired Employee).

Exhibit 10.2

(2)    (a)    (i)    A Grandfathered Retired Employee who is a Secular Trust Participant who is eligible to retire on a Full, Deferred or Early Retirement Allowance at his Separation from Service may make application to the Administrator to receive an Optional Payment with respect to his Grandfathered Benefit Equalization Retirement Allowance in lieu of the Single Sum Payment otherwise payable after his Date of Retirement. The application for an Optional Payment shall specify:
(ii)    the form in which such Optional Payment is to be paid; and
(iii)    the Beneficiary, if any, who will receive benefits after the death of the Grandfathered Retired Employee; and
(iv)    the BEP Benefit Commencement Date.

(b)In the case of a Grandfathered Retired Employee who eighteen (18) months prior to attaining the age of sixty-five (65) years could be compulsorily retired by his Participating Company upon attaining the age of sixty-five (65) years pursuant to Section 12(c) of the Age Discrimination in Employment Act, any application for an Optional Payment must be filed with the Administrator more than one (1) year preceding the date the Grandfathered Retired Employee attains the age of sixty-five (65) years.
(c)The Administrator may grant or deny any such application in its sole and absolute discretion. Except as provided in Subparagraphs (d)(i) and (g) of this ARTICLE IIC, a Grandfathered Retired Employee shall not receive that portion of his Benefit Equalization Retirement Allowance that is the Grandfathered Benefit Equalization Retirement Allowance in the form of a Single Sum Payment after the Administrator has granted the Grandfathered Retired Employee application for an Optional Payment. In the event the Grandfathered Retired Employee incurs a Change in Circumstance on or after the date of the filing of the application for an Optional Payment and prior to his BEP Benefit Commencement Date, the Grandfathered Retired Employee may file an application with the Administrator within ninety (90) days of the Change in Circumstance, but in no event later than his BEP Benefit Commencement Date, to change the form of Optional Payment, or to change the Beneficiary who is to receive a benefit after the death of the Grandfathered Retired Employee in accordance with the Optional Payment method originally filed with the Administrator.
(d)An application for an Optional Payment shall be of no force and effect if:
(i)    the Grandfathered Retired Employee does not retire on a Full, Deferred or Early Retirement Allowance;
(ii)    the Grandfathered Retired Employee incurs a disability at any time before the date his Optional Payment commences to be made which causes him to be eligible for benefits under the Philip Morris International Long-Term Disability Plan; or
(iii)    the Grandfathered Retired Employee is retired for ill health, or disability under ARTICLE II, A 3(a) of the Retirement Plan.

Exhibit 10.2

(e)    In the event the application for an Optional Payment is of no force and effect as a result of an event described in clauses (ii) or (iii) of ARTICLE IIC(2)(d) of the Plan, payment of that portion of the Grandfathered Retired Employee’s Benefit Equalization Retirement Allowance that is the Grandfathered Benefit Equalization Retirement Allowance shall be made in a Single Sum Payment pursuant to ARTICLE IIC(1)(a) of the Plan on the Payment Date, but not later than the Latest Payment Date, but otherwise such application for an Optional Payment shall be effective on the Grandfathered Retired Employee’s Date of Retirement on a Full, Deferred or Early Retirement Allowance and the Grandfathered Retired Employee’s benefits shall commence on the BEP Benefit Commencement Date specified in ARTICLE I(i)(1)(ii)(A) of the Plan; provided, however, that if within the one (1) year period following the date of the filing of the application with the Administrator the Grandfathered Retired Employee voluntarily retires or his employment is terminated for misconduct (as determined by the Administrator) by any member of the Controlled Group, the Optional Payment shall be reduced by one percent (1%) for each month (or portion of a month) by which the month in which the Grandfathered Retired Employee’s termination of employment precedes the first anniversary of the filing of the application with the Administrator and his benefits shall commence in the BEP Benefit Commencement Date specified in ARTICLE I(i)(1)(ii)(B) of the Plan.
(f)If a Grandfathered Retired Employee whose request for an Optional Payment in the form of a Grandfathered Benefit Equalization Optional Payment Allowance has been granted by the Administrator dies after his Date of Retirement and prior to his BEP Benefit Commencement Date, his Beneficiary shall be eligible to receive that portion of the Grandfathered Benefit Equalization Optional Payment Allowance elected by the Grandfathered Retired Employee which is payable after the death of the Grandfathered Retired Employee.
(g)Notwithstanding the preceding provisions of this Paragraph C,
(i)    the Administrator may cause the distribution of that portion of the Benefit Equalization Retirement Allowance that is the Grandfathered Benefit Equalization Retirement Allowance to any group of similarly situated Grandfathered Retired Employees (or their Spouses or other Beneficiaries) in a Single Sum Payment or as an Optional Payment; and
(ii)    the Administrator shall distribute that portion of an Employee’s Benefit Equalization Retirement Allowance that is the Grandfathered Benefit Equalization Retirement Allowance in a Single Sum Payment if such portion of the Benefit Equalization Retirement Allowance payable in equal monthly payments is not more than $250 per month.
(3)The Benefit Equalization Survivor Allowance payable pursuant to ARTICLE IIA(2) shall be paid in a Single Sum Payment on the BEP Benefit Commencement Date described in ARTICLE I(i)(3)(A) of the Plan, provided, however, that the portion of the Benefit Equalization Survivor Allowance that is derived from the Grandfathered Benefit Equalization Retirement Allowance shall be paid on the BEP Benefit Commencement Date described in ARTICLE I(i)(3)(B) of the Plan.

Exhibit 10.2

D.    Commencement and termination of Benefit Equalization Profit-Sharing Allowances:
(1)    The Benefit Equalization Profit-Sharing Allowance payable pursuant to ARTICLE IIB(1) of the Plan shall be distributed to the Retired Employee in a Single Sum Payment on the Payment Date, but not later than the Latest Payment Date, unless, solely in the case of a Grandfathered Retired Employee, the Administrator has approved his election to have distribution of that portion of his Benefit Equalization Profit-Sharing Allowance that is the Grandfathered Benefit Equalization Profit-Sharing Allowance made in accordance with ARTICLE IID(3) of the Plan; provided, however, that the Grandfathered Benefit Equalization Profit-Sharing Allowance payable with respect to a Grandfathered Employee shall be payable at the time such Allowance was payable under the terms of the Plan as in effect on October 3, 2004, and no provision of this ARTICLE IID(1) shall change the time at which such Allowance is payable.

(2)If an Employee or Retired Employee dies before his Single Sum Payment has been paid and without having the approval by the Administrator for payment of that portion of his Benefit Equalization Profit-Sharing Allowance that is the Grandfathered Benefit Equalization Profit-Sharing Allowance in the form of an Optional Payment, the Single Sum Payment otherwise payable to the Employee or Retired Employee shall be paid to his Beneficiary on the Payment Date, but not later than the Latest Payment Date; provided, however, that the Grandfathered Benefit Profit-Sharing Allowance payable with respect to a Grandfathered Employee shall be payable at the time such Allowance was payable under the terms of the Plan as in effect on October 3, 2004, and no provision of this ARTICLE IID(2) shall change the time at which such Allowance is payable.
(3)    (a)    A Grandfathered Employee who is a Secular Trust Participant may make application to the Administrator to receive an Optional Payment with respect to that portion of his Benefit Equalization Profit-Sharing Allowance that is the Grandfathered Benefit Equalization Profit-Sharing Allowance in lieu of the Single Sum Payment otherwise payable to him on the Benefit Commencement Date specified in ARTICLE I(i)(2)(A) after he becomes a Grandfathered Retired Employee. The application for an Optional Payment shall specify:
(i)    the form in which such Optional Payment is to be paid;
(ii)    the Beneficiary who will receive the balance of that portion of his Benefit Equalization Profit-Sharing Allowance that is the Grandfathered Benefit Equalization Profit-Sharing Allowance after the death of the Grandfathered Employee or Grandfathered Retired Employee.
(b)In the case of a Grandfathered Employee who eighteen (18) months prior to attaining the age of sixty-five (65) years could be compulsorily retired by his Participating Company upon attaining the age of sixty-five (65) years pursuant to Section 12(c) of the Age Discrimination in Employment Act, any application for an Optional Payment must be filed with the Administrator more than one (1) year preceding the date the Grandfathered Employee attains the age of sixty-five (65) years.
(c)The Administrator may grant or deny any such application in its sole and absolute discretion. A Grandfathered Employee shall not receive that portion of his

Exhibit 10.2

Benefit Equalization Profit-Sharing Allowance that is the Grandfathered Benefit Equalization Profit-Sharing Allowance in the form of a Single Sum Payment after the Administrator has granted the Grandfathered Employee’s application for an Optional Payment. In the event the Grandfathered Employee or Grandfathered Retired Employee has elected to receive his Optional Payment over the joint life expectancies of he and his Beneficiary and incurs a Change in Circumstance described in ARTICLE I(j)(2), (3) or (4) hereof on or after the date of the filing of the application and prior to the date his Optional Payment commences to be paid, the Grandfathered Employee or Grandfathered Retired Employee may file an application with the Administrator within ninety (90) days of the Change in Circumstance, but in no event later than the date his Optional Payment is scheduled to commence to be paid to designate a new Beneficiary or elect to receive his Optional Payment over the life expectancy of the Grandfathered Employee or Grandfathered Retired Employee.
(d)    If within the one (1) year period following the date of the filing of the application for an Optional Payment with the Administrator, the Grandfathered Employee voluntarily retires (other than for ill health, disability or hardship under ARTICLE II, A(3)(a) of the Retirement Plan), voluntarily terminates his employment with his Participating Company (other than for a disability which causes him to be eligible for benefits under the Long-Term Disability Plan for Salaried Employees), or his employment is terminated for misconduct (as determined by the Administrator) by any member of the Controlled Group, the Optional Payment shall be reduced in the same manner as specified in ARTICLE IIC(2)(e) hereof.
(e)    If a Grandfathered Retired Employee dies after he Separates from Service and prior to the date his Grandfathered Benefit Equalization Profit-Sharing Allowance is paid or commences to be paid, payment shall be made to his Beneficiary commencing in the form and on the date specified in the application.
(4)    Notwithstanding the preceding provisions of this Paragraph D,
(a)the Administrator may cause the distribution of that portion of the Benefit Equalization Profit-Sharing Allowance that is the Grandfathered Benefit Equalization Profit-Sharing Allowance to any group of similarly situated Beneficiaries in a Single Sum Payment or as an Optional Payment and
(b)the Administrator shall distribute a Grandfathered Employee’s or Grandfathered Retired Employee’s Benefit Equalization Profit-Sharing Allowance in a Single Sum Payment if the value of such Benefit Equalization Profit-Sharing Allowance is not more than $10,000.
E.    Application or Notification for Payment of Allowances:
An application for retirement pursuant to ARTICLE II, B of the Retirement Plan shall be deemed notification to the Administrator of the BEP Benefit Commencement Date of a Benefit Equalization Retirement Allowance (or other benefit) in accordance with the terms of this Plan. In the event a Grandfathered Employee shall not have elected an Optional Payment method with respect to his Grandfathered Benefit Equalization Retirement Allowance, any such notification shall specify the Beneficiary to whom payment of the Single Sum Payment shall be made in the

Exhibit 10.2

event the Employee dies after his Date of Retirement and prior to his BEP Benefit Commencement Date.
An Employee or Retired Employee (or Beneficiary) shall make application to the Administrator (or his delegate) for distribution of Benefit Equalization Profit-Sharing Allowance under this Plan.

Exhibit 10.2

ARTICLE III
FUNDS FROM WHICH ALLOWANCES ARE PAYABLE
Individual accounts shall be established for the benefit of each Employee and Retired Employee (or Beneficiary) under the Plan. Any benefits payable from an individual account shall be payable solely to the Employee, Retired Employee (or Beneficiary) for whom such account was established. The Plan shall be unfunded. All benefits intended to be provided under the Plan shall be paid from time to time from the general assets of the Employee’s or Retired Employee’s Participating Company and paid in accordance with the provisions of the Plan; provided, however, that the Participating Companies reserve the right to meet the obligations created under the Plan through one or more trusts or other agreements. In no event shall any such trust or trusts be outside of the United States. The contributions by each Participating Company on behalf of its Employees and Retired Employees to the individual accounts established pursuant to the provisions of the Plan, whether in trust or otherwise, shall be in an amount which such Participating Company, with the advice of an actuary, determines to be sufficient to provide for the payment of the benefits under the Plan.

Exhibit 10.2

ARTICLE IV
THE ADMINISTRATOR
The general administration of the Plan shall be vested in the Administrator.
All powers, rights, duties and responsibilities assigned to the Administrator under the Retirement Plan applicable to this Plan shall be the powers, rights, duties and responsibilities of the Administrator under the terms of this Plan, except that the Administrator shall not be a fiduciary (within the meaning of Section 3(21) of ERISA) with respect to any portion or all of the Plan which is intended to be exempt from the requirements of ERISA pursuant to Section 4(b)(5) of ERISA or which is described in Section 401(a)(1) of ERISA and exempt from the requirements of Part 4 of Title I of ERISA.

Exhibit 10.2

ARTICLE V
AMENDMENT AND
DISCONTINUANCE OF THE PLAN
The Board may, from time to time, and at any time, amend the Plan; provided, however, that authority to amend the Plan is delegated to the following committees or individuals where approval of the Plan amendment or amendments by the shareholders of Philip Morris International Inc. is not required: (1) to the Benefits Committee, if the amendment (or amendments) will not increase the annual cost of the Plan by $10,000,000 and (2) to the Administrator, if the amendment (or amendments) will not increase the annual cost of the Plan by $500,000.
Any amendment to the Plan may effect a substantial change in the Plan and may include (but shall not be limited to) any change deemed by the Company to be necessary or desirable to obtain tax benefits under any existing or future laws or rules or regulations thereunder; provided, however, that no such amendment shall deprive any Employee, Retired Employee (or Beneficiary) of any Allowances accrued at the time of such amendment.
The Plan may be discontinued at any time by the Board; provided, however, that such discontinuance shall not deprive any Employee, Retired Employee (or Beneficiary) of any Allowances accrued at the time of such discontinuance.

Exhibit 10.2

ARTICLE VI
FORMS; COMMUNICATIONS
The Administrator shall provide such appropriate forms as it may deem expedient in the administration of the Plan and no action to be taken under the Plan for which a form is so provided shall be valid unless upon such form. Any Plan communication may be made by electronic medium to the extent allowed by applicable law. The Administrator may adopt reasonable procedures to enable an Employee or Retired Employee to make an election using electronic medium (including an interactive telephone system and a website on the Intranet).
All communications concerning the Plan shall be in writing addressed to the Administrator at such address as may from time to time be designated. No communication shall be effective for any purpose unless received by the Administrator.

Exhibit 10.2

ARTICLE VII
INTERPRETATION OF PROVISIONS
The Administrator shall have the full power and authority to grant or deny requests for payment of a Benefit Equalization Retirement Allowance in accordance with a form of distribution authorized under the Retirement Plan and to grant or deny requests for payment of a Benefit Equalization Profit-Sharing Allowance in accordance with a form of distribution authorized under the Profit-Sharing Plan to the extent permitted under Code §409A. The Management Committee shall have the full power and authority to grant or deny requests for payment of a Benefit Equalization Retirement Allowance or Benefit Equalization Profit-Sharing Allowance by the Administrator.
The Administrator shall have full power and authority with respect to all other matters arising in the administration, interpretation and application of the Plan, including discretionary authority to construe plan terms and provisions, to determine all questions that arise under the Plan such as the eligibility of any employee of a Participating Company to participate under the Plan; to determine the amount of any benefit to which any person is entitled to under the Plan; to make factual determinations and to remedy any ambiguities, inconsistencies or omissions of any kind.
The Plan is intended to comply with the applicable requirements of Section 409A of the Code. Accordingly, where applicable, this Plan shall at all times be construed and administered in a manner consistent with the requirements of Section 409A of the Code and applicable regulations without any diminution in the value of benefits. Notwithstanding the preceding sentence, no Participating Company shall be liable to any person if the Internal Revenue Service or any court or other authority having jurisdiction over such matter determines for any reason that any payment under this Plan is subject to taxes, penalties or interest as a result of failing to comply with Section 409A of the Code.

Exhibit 10.2

ARTICLE VIII
CHANGE IN CONTROL PROVISIONS
A.    In the event of a Change in Control, each Employee shall be fully vested in his Allowances and any other benefits accrued through the date of the Change in Control (“Accrued Benefits”). Each Employee (or his Beneficiary) shall, upon the Change in Control, be entitled to a lump sum in cash, payable within 30 days of the Change in Control, equal to the Actuarial Equivalent of his Accrued Benefits, determined using actuarial assumptions no less favorable than those used under the Supplemental Management Employees’ Retirement Plan immediately prior to the Change in Control.
B.    Definition of Change in Control.
“Change in Control” shall mean the happening of any of the following events with respect to a Grandfathered Benefit Equalization Retirement Allowance and Grandfathered Benefit Equalization Profit-Sharing Allowance:
(1)The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, and amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of Philip Morris International Inc. (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of Philip Morris International Inc. entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from Philip Morris International Inc., (ii) any acquisition by Philip Morris International Inc., (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Philip Morris International Inc. or any corporation controlled by Philip Morris International Inc. or (iv) any acquisition by any corporation pursuant to a transaction described in clauses (i), (ii) and (iii) of paragraph (3) of this Section B; or
(2)Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by Philip Morris International Inc.’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or
(3)Approval by the shareholders of Philip Morris International Inc. of a reorganization, merger, share exchange or consolidation (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business

Exhibit 10.2

Combination beneficially own, directly or indirectly, more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns Philip Morris International Inc. through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of Philip Morris International Inc. or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or
(4)     Approval by the shareholders of Philip Morris International Inc. of (i) a complete liquidation or dissolution of Philip Morris International Inc. or (ii) the sale or other disposition of all or substantially all of the assets of Philip Morris International Inc., other than to a corporation, with respect to which following such sale or other disposition, (A) more than 80% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) less than 20% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of Philip Morris International Inc. or such corporation), except to the extent that such Person owned 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the sale or disposition and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such sale or other disposition of assets of Philip Morris International Inc. or were elected, appointed or nominated by the Board.
“Change in Control” shall mean the happening of any of the events specified in Treasury Regulation §1.409A- 3(i)(5)(v), (vi) (vii) with respect to that portion of a Benefit Equalization Allowance that is not a Grandfathered Benefit Equalization Retirement Allowance and that portion of a Benefit Equalization Profit-Sharing Allowance that is not a Grandfathered Benefit Equalization Profit-Sharing Allowance. For purposes of determining if a Change in Control has occurred, the Change in Control event must relate to a corporation identified in Treasury

Exhibit 10.2

Regulation §1.409A-3(i)(5)(ii), provided, however, that (i) the spin-off of the shares of Philip Morris International Inc. to the shareholders of Altria Group, Inc. shall not be considered to be a Change in Control, and (ii) any change in the Incumbent Board coincident with such spin-off shall not be considered to be a Change in Control.

Exhibit 10.2

EXHIBIT A
BENEFIT EQUALIZATION PLAN ACTUARIAL ASSUMPTIONS USED TO CALCULATE A SINGLE SUM PAYMENT
INTEREST RATE: The average of the monthly rate of interest specified in Section 417(e)(3)(A)(ii)(II) of the Code, but published for 24 months preceding the Employee’s Date of Retirement, less 1/2 of 1%.
MORTALITY ASSUMPTION: The mortality table specified in Section 417(e)(3)(A)(ii)(I) of the Code and Section 1.417(e)-1(c)(2) of the Treasury Regulations (currently the table prescribed in Revenue Ruling 2001-62).